EXHIBIT 99.8

                                                                                                    2005 IXIS-HE4
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Principal Balance of Statistical Loan Group (Initial mortgage pool if Prefund exists)              700,120,395.63

Sellers (Over 5%)
First Horizon                                                                                      24
Fremont                                                                                            22
First NLC                                                                                          12
Encore                                                                                             10
Rose Mortgage                                                                                      8
Lime Financial                                                                                     6
First Bank                                                                                         5

Servicers (Over 5%)
Saxon                                                                                              100

Fixed/Floating
FRM Percentage                                                                                     13.00
ARM Percentage                                                                                     87.00

IO Percentage                                                                                      29.93
Wtd Avg IO Term                                                                                    57.76

Wtd Avg Current Mortgage Rate (%)                                                                  7.599
Non-Zero Wtd Avg Margin (%)                                                                        6.237
Wtd Avg Initial Cap (%)                                                                            2.676
Wtd Avg Periodic Cap (%)                                                                           1.255

Lien Composition
% 1st Lien                                                                                         96.89
% 2nd Lien                                                                                         3.11

Non-Zero Wtd Avg FICO                                                                              627
% FICO below 600 (inc. N/A)                                                                        32.10
% FICO below 550 (inc. N/A)                                                                        12.93

Wtd Avg Comb Orig LTV                                                                              79.81
% LTV > 80                                                                                         31.82
% LTV > 90                                                                                         9.44
% LTV > 95                                                                                         5.09

% Silent Seconds                                                                                   39.01
CLTV including all simultaneous liens (%)                                                          87.17

Documentation Level
% Full Documentation                                                                               46.89
% Stated Documentation                                                                             50.91
% Limited Documentation                                                                            2.20

% Owner Occupied                                                                                   94.77

Loan Purpose
% Cashout Refinance                                                                                49.61
% Purchase                                                                                         45.59
% Rate Term Refinance                                                                              4.80

State Concentration (Over 5%)
CA                                                                                                 22.94
FL                                                                                                 11.36
NJ                                                                                                 6.47
NY                                                                                                 6.21
MD                                                                                                 5.44

% Prepay Penalty                                                                                   71.25

Wtd Avg Std Orig Term (mths)                                                                       356
Wtd Avg Std Rem Term (mths)                                                                        353
WALA (mths)                                                                                        3

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